UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   March 24, 2005
                                                --------------------------------

                              BARNES & NOBLE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              1-12302                                      06-1196501
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      (Commission File Number)                 (IRS Employer Identification No.)


      122 Fifth Avenue, New York, NY                                  10011
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 (Address of Principal Executive Offices)                           (Zip Code)

                                 (212) 633-3300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

      On March 24, 2005, Barnes & Noble, Inc. issued a press release announcing that its Board of Directors authorized a new share repurchase program of up to $200 million. Purchases may be made in the open market and in privately negotiated transactions from time to time and in such amounts as management deems appropriate. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

       (c)  Exhibits

     99.1   Press Release of Barnes & Noble, Inc., dated March 24, 2005

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          BARNES & NOBLE, INC.
                                          (Registrant)




                                          By: /s/Joseph J. Lombardi
                                              ---------------------
                                              Joseph J. Lombardi
                                              Chief Financial Officer


Date:   March 24, 2005

                              Barnes & Noble, Inc.

                                  EXHIBIT INDEX




Exhibit Number    Description
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99.1              Press Release of Barnes & Noble, Inc., dated March 24, 2005